QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EFC Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123
(847) 741-3900

March 19, 2004

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of EFC Bancorp, Inc. We will hold the meeting at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois on April 20, 2004 at 2:00 p.m., local time.

        The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

/s/ LEO M. FLANAGAN, JR. Leo M. Flanagan, Jr. Chairman of the Board

EFC Bancorp, Inc.
1695 Larkin Avenue
Elgin, Illinois 60123
(847) 741-3900

Notice of Annual Meeting of Stockholders

        On April 20, 2004, EFC Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

  1.
  The election of three directors to serve for a term of three years;

  2.
  The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; and

  3.
  Such other business that may properly come before the meeting.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        The Board of Directors set March 8, 2004 as the record date for the meeting. This means that owners of EFC Bancorp common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

        Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ URSULA WILSON Ursula Wilson Corporate Secretary
Elgin, Illinois March 19, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

EFC Bancorp, Inc.

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of EFC Bancorp, Inc. ("EFC Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. EFC Bancorp is the holding company for EFS Bank ("EFS Bank" or the "Bank"). The annual meeting will be held at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois on April 20, 2004 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about March 19, 2004.

General Information about Voting

Who Can Vote at the Meeting

        You are entitled to vote your EFC Bancorp common stock only if the records of the Company show that you held your shares as of the close of business on March 8, 2004. As of the close of business on March 8, 2004, a total of 4,599,763 shares of EFC Bancorp common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

        Your admission ticket to the annual meeting is included with this proxy statement. If you plan to attend the meeting, please bring your admission ticket with you as you must have it in order to attend the meeting.

Vote Required

        The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

        In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

        The Board of Directors of EFC Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of EFC Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of EFC Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of KPMG LLP as independent auditors.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your EFC Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

        If your EFC Bancorp common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

        Proxies solicited are to be returned to the Company's transfer agent, LaSalle Bank, N.A. The Board of Directors has designated LaSalle to act as inspectors of election, and tabulate the votes at the annual meeting. LaSalle is not otherwise employed by, or a director of the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company.

Participants in the Bank's ESOP or 401(k) Plan

        If you participate in the EFS Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Plan, you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the EFC Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 13, 2004.

Corporate Governance

General

        EFC Bancorp periodically reviews its corporate governance policies and procedures to ensure that EFC Bancorp meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern EFC Bancorp's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for EFC Bancorp.

Corporate Governance Policies and Procedures

        EFC Bancorp has adopted a corporate governance policy to govern certain activities, including:

  (1)
  the duties and responsibilities of the Board of Directors and each director;

  (2)
  the composition and operation of the Board of Directors;

  (3)
  the establishment and operation of Board committees;

  (4)
  convening executive sessions of independent directors;

  (5)
  succession planning;

  (6)
  the Board of Directors' interaction with management and third parties; and

  (7)
  the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Business Conduct and Code of Ethics For Senior Financial Officers

        EFC Bancorp has adopted a Code of Business Conduct and a Code of Ethics for Senior Financial Officers that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

        As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors

        The Company and EFS Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2003, the Board of Directors of the Company held 12 regular meetings and one special meeting and the Board of Directors of EFS Bank held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

Committees of the Board of Directors of EFC Bancorp

        Audit Committee.    The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The Audit Committee, consisting of Messrs. Alpeter, Anderson, Narum and Traeger meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met three times during the year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the American Stock Exchange. The Board of Directors has determined that Thomas I. Anderson is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 2—Ratification of Independent Auditors—Report of Audit Committee."

        Compensation Committee.    The Compensation Committee, consisting of Messrs. Alpeter, Anderson, Narum and Traeger, is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the year ended December 31, 2003. Each member of the Compensation Committee is independent in accordance with the listing standards of the American Stock Exchange. The report of the compensation committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Compensation Committee Report on Executive Compensation."

        Governance/Nominating Committee.    The Governance/Nominating Committee, consisting of Messrs. Alpeter, Anderson, Narum and Traeger, takes a leadership role in shaping governance policies and practices including recommending to the Board of Directors the corporate governance policies and guidelines applicable to EFC Bancorp and monitoring compliance with these policies and guidelines. In addition, the Governance/Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends director candidates for each committee for appointment by the Board. This committee met once to recommend nominees for election as directors at this annual meeting. Each member of the Governance/Nominating Committee is independent in accordance with the listing standards of the American Stock Exchange. The Governance/Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The procedures of the Governance/Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Governance/Nominating Committee Procedures."

        In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2003 Annual Meeting of Stockholders, except Peter A. Traeger.

Directors' Compensation

        Fee Agreement.    All outside directors of the Bank receive a fee of $3,000 for each regular and special Board meeting which they attend. The Vice Chairman receives an additional $1,250 for each regular and special Board meeting attended. All outside directors of the Bank receive a fee of $200 to $300 (depending on the committee) for each committee meeting attended, except that no fees are paid for attending a meeting of the Executive or CRA Committees. All outside directors of the Company receive a $6,000 annual retainer, payable semi-annually.

        Supplemental Retirement Agreements.    During 2002, the Bank entered into supplemental retirement agreements with each of the non-employee directors of the Bank. The supplemental agreements are intended to provide each of the directors with a supplemental benefit following their termination of service with the board of directors. Under the agreements, each of the directors will receive an annual benefit of $15,500 for a period of 10 years following the director's termination of service with the board on or after attaining age 70. The agreements also provide each of the directors with an annual benefit that may be reduced in the event they terminate service or become disabled prior to attaining age 70, but after attaining age 65. Upon a change in control, each of the directors becomes entitled to 100% of his normal annual benefit. Upon a director's death, the beneficiary of each director becomes entitled to the benefit the director would have been entitled at the time of death, unless the director dies while in active service with the Bank. In that case, the director's beneficiary becomes entitled to 100% of the normal benefit that would have been paid had the director terminated service after attaining age 70.

        Advisory Directors.    The Bank maintains a Board of Advisory Directors which consists of former Directors of the Bank. Pursuant to the Bank's Bylaws, Directors must retire as of the annual meeting of stockholders immediately following the attainment of age 70 and any Director who retires because of such age limitation is eligible to be appointed as an Advisory Director. Advisory Directors have no vote and receive meeting fees as determined by resolution of the Directors of the Bank, currently $500 for each Board meeting attended.

Stock Ownership

        The following table provides information as of March 8, 2004 about the persons known to EFC Bancorp to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
EFS Bank Employee Stock Ownership Plan 1695 Larkin Avenue Elgin, Illinois 60123	570,719	(1)	12.41%
Elgin Financial Foundation 1695 Larkin Avenue Elgin, Illinois 60123	443,421	(2)	9.64%

(1)
Under the terms of the ESOP, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 8, 2004, 211,129 shares had been allocated under the ESOP and 359,590 shares remain unallocated. Subject to its fiduciary duties, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion for which the trustee has received voting instructions from participants.

(2)
Elgin Financial Foundation (the "Foundation") was established and funded in connection with the Bank's conversion from mutual to stock form in 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation ("FDIC'), all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by shareholders of the Company.

        The following table provides information as of March 8, 2004 about the shares of EFC Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(1)
Directors
James A. Alpeter	12,222	(2)(3)	2,000	*
Thomas I. Anderson	67,414	(4)	4,500	1.56%
Randolph W. Brittain	1,820	(5)	2,000	*
Eric J. Fernandez	0		0	*
Leo M. Flanagan, Jr	59,740	(6)(7)	40,000	2.15
James J. Kovac	106,760	(6)(8)	75,000	3.89
Barrett J. O'Connor	77,001	(6)	68,032	3.11
Larry M. Narum	0		2,000	*
Peter A. Traeger	24,062		22,500	1.01
Named Executive Officers Who Are Not Also Directors
R. Scott Reining	8,910	(2)(6)(9)	14,100	*
Randy C. Blackburn	6,166	(6)	20,000	*
All directors and executive officers as a group (19 persons)	519,345		354,912	17.65

*
Does not exceed 1.0% of the Company's voting securities.

(1)
Percentages with respect to each person or group of persons have been calculated on the basis of 4,599,763 shares of the Company's common stock, the number of shares of Company common stock outstanding and entitled to vote as of March 8, 2004, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days of the record date by the exercise of stock options.

(2)
Includes unvested shares awarded under the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan") as follows: Mr. Alpeter, 1,000 shares; and Mr. Reining, 800 shares. Each participant presently has voting power as to the shares awarded.

(3)
Includes 5,532 shares held jointly by Mr. Alpeter and his wife.

(4)
Includes 10,000 shares held by Mr. Anderson's wife and 550 shares held by Mr. Anderson's granddaughter.

(5)
Includes 500 shares held by Mr. Brittain's son and includes 500 shares held by Mr. Brittain's daughter.

(6)
Includes shares allocated under the ESOP as to which the holder has voting power but not investment power as follows: Mr. Flanagan, 3,815 shares; Mr. Kovac, 11,319 shares; Mr. O'Connor, 12,232 shares; Mr. Reining, 4,688 shares and Mr. Blackburn, 5,950 shares.

(7)
Includes 5,000 shares held by Mr. Flanagan's wife and 2,273 shares held by Brittain & Ketcham, P.C.

(8)
Includes 23,713 shares held by Mr. Kovac's wife and 12,000 shares held by a trust for which Mr. Kovac serves as trustee.

(9)
Includes 3,422 shares held jointly by Mr. Reining and his wife.

Proposal 1—Election of Directors

        The Company's Board of Directors consists of nine members, all of whom are independent under the listing standards of the American Stock Exchange except Messrs. O'Connor and Kovac, the Chief Executive Officer of the Company and President and Chief Operating Officer of the Company, respectively. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Messrs. Kovac, Brittain and Fernandez. Messrs. Kovac and Brittain are currently directors of EFC Bancorp and EFS Bank and Mr. Fernandez is currently a director of EFS Bank.

        The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote "FOR" the election of Messrs. Kovac, Brittain and Fernandez.

        Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of December 31, 2003. The indicated period of service as a director includes the period of service as a director of EFS Bank.

Board Nominees for Election of Directors

        James J. Kovac is the President and Chief Operating Officer and Treasurer of the Company and the Bank. Prior to 2004, Mr. Kovac was the Executive Vice President and Chief Financial Officer of the Company and the Bank. Age 54. Director since 1986.

        Randolph W. Brittain is the owner of Brittain's Express Oil, a ten minute oil change business. Age 46. Director since 2003.

        Eric J. Fernandez is the owner of Eric J. Fernandez & Co., a public accounting firm. Age 52. Director since 2004.

Directors Continuing in Office

        The following directors have terms ending in 2005:

        Leo M. Flanagan, Jr. is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Flanagan is a partner in the law firm of Brittain & Ketcham, P.C., which serves as the Company's and Bank's legal counsel. Age 61. Director since 1980.

        Peter A. Traeger is the President and Chief Executive Officer of Artistic Carton Company, a manufacturer of recycled paperboard and folding cartons. Age 45. Director since 1994.

        James A. Alpeter is the owner and President of Andrews Packaging Company, a company that distributes industrial packaging products. Age 63. Director since 1999.

        The following directors have terms ending in 2006:

        Thomas I. Anderson the Vice Chairman of the Boards of Directors of the Company and the Bank. Mr. Anderson is the retired President of W.J. Dennis & Company, a packager and distributor of weatherstripping and related products. Age 67. Director since 1986.

        Barrett J. O'Connor is the Chief Executive Officer of the Company and the Bank. Prior to 2004, Mr. O'Connor was the President and Chief Executive Officer of the Company and the Bank. Age 63. Director since 1984.

        Larry M. Narum has been the President of Easter Seal Jayne Shover Center, an Elgin based non-profit agency since 2002. Mr. Narum was the President of Provena Saint Joseph Hospital from 1991 until 2001. Age 57. Director since 2001.

Named Executive Officers Who Are Not Also Directors

        R. Scott Reining is the Executive Vice President and Chief Lending Officer of the Bank. Mr. Reining has been employed by the Bank since June 1999. Prior to June 1999, Mr. Reining was the Executive Vice President of Union National Bank. Age 48.

        Randy C. Blackburn is the Executive Vice President of Information Technology and Operations. Mr. Blackburn has been employed by the Bank since 1997. Age 44.

Proposal 2—Ratification of Independent Auditors

        The Audit Committee of the Board of Directors has appointed KPMG LLP to be the Company's independent auditors for the 2004 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

        The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of independent auditors.

Audit Fees

        The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and 2002 by KPMG LLP:

	2003	2002
Audit fees	$105,400	$95,000
Audit related fees	12,400	11,200
Tax fees(1)	26,045	29,600
All other fees(2)	—	30,900

(1)
Consists of tax filing and tax related compliance and other advisory services.

(2)
Includes fees for assistance with securities filings other than periodic reports and other services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

        In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request is initially forwarded for review to a group whose members consist of the Company's President, Chief Executive Officer and Chief Financial Officer. Requests approved by the group are aggregated and submitted to the Audit Committee for approval.

        The request may be made with respect to either specific services or a type of service for predictable or recurring services.

        During the year ended December 31, 2003, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Report of the Audit Committee

        The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

Audit Committee the Board of Directors
of EFC Bancorp, Inc.

Thomas I. Anderson, Chairman
James A. Alpeter
Peter A. Traeger
Larry M. Narum

Executive Compensation

Summary Compensation Table

        The following information is furnished for the Chief Executive Officer and all other executive officers of EFC Bancorp and EFS Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 2003. These persons are sometimes referred to in the proxy statement as the "named executive officers."

Annual Compensation(1)
Name and Principal Positions	Year	Salary ($)(2)	Bonus ($)	All Other Compensation ($)(3)
Barrett J. O'Connor President and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$235,000 227,000 221,000	$86,997 62,448 62,700	$53,219 41,616 31,952
James J. Kovac Executive Vice President and Chief Financial Officer of the Company; Executive Vice President, Chief Financial Officer and Treasurer of the Bank	2003 2002 2001	$200,800 194,000 189,000	$74,336 53,369 52,140	$41,275 33,195 23,682
Leo M. Flanagan, Jr. The Company and Bank's Chairman of the Board	2003 2002 2001	$108,700 105,000 75,000	$40,241 28,886 14,520	$22,725 17,699 6,269
R. Scott Reining Senior Vice President, Chief Lending Officer	2003 2002 2001	$130,875 113,500 110,000	$35,232 24,424 25,019	$27,144 19,286 16,177
Randy C. Blackburn Senior Vice President, Information Technology	2003 2002 2001	$105,000 100,000 95,000	$31,868 24,953 17,592	$21,455 18,430 12,556

(1)
Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2)
Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan.

(3)
Represents ESOP allocations with a market value on December 31, 2003 of $40,518, $40,512, $22,002, $26,824 and $21,269 for Messrs. O'Connor, Kovac, Flanagan, Reining and Blackburn, respectively. Also includes contributions to the SERP of $11,032 for Mr. O'Connor and employer contributions of $1,669, $763, $723, $320 and $186 for the benefit of Messrs. O'Connor, Kovac, Flanagan, Reining and Blackburn, pursuant to the Bank's supplemental retirement arrangements. These payments are made to pay the premiums on split-dollar life insurance policies the Bank purchased on the lives of these executives. Upon the death of the named executive, the Bank expects to retain proceeds from the insurance policies sufficient to cover all prior contributions.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

        The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor, Kovac, Flanagan, Reining and Blackburn as of December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock. Messrs. O'Connor, Reining and Blackburn did not exercise any options during the year ended December 31, 2003.

		Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
				Value of Unexercised In-the-Money Options at Fiscal Year-End
	Number of Exercised Securities During 2003
Name
		Exercisable	Unexercisable	Exercisable	Unexercisable
Barrett J. O'Connor(1)	—	68,032	—	$869,109	—
James J. Kovac(1)	3,000	75,000	—	958,125	—
Leo M. Flanagan, Jr.(1)	8,000	40,000	—	511,000	—
R. Scott Reining(2)	—	14,100	5,900	195,690	$83,123
Randy C. Blackburn(1)	—	20,000	—	255,500	—

(1)
The options have an exercise price of $11.125. The price of the common stock on December 31, 2003 (the last trading day of 2003) was $23.90.

(2)
Options to purchase 10,500 shares have an exercise price of $10.375 and options to purchase 9,500 shares have an exercise price of $9.50.

Employment Agreements

        The Company and Bank currently maintain three-year employment agreements with Messrs. O'Connor and Kovac. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the terms of the Bank employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed at least annually. The base salaries which are currently effective for the employment agreements for Messrs. O'Connor and Kovac are $245,000 and $210,800, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

        The employment agreements provide for termination by the Company and Bank for cause, as described in the employment agreements, at any time. If the Company or Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the base salary and bonus payments that would have been paid to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Bank during the remaining term of the employment agreement. The Company and Bank would also continue the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

        Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Bank (as described in the agreements), the executive or, if the executive dies, his beneficiary, would be generally entitled to a severance payment equal to three times the average of the five preceding taxable years' annual compensation. The Company and Bank would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Company and Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

        Management Supplemental Executive Retirement Plan.    The Bank maintains the Management Supplemental Executive Retirement Plan ("Management SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement and change in control benefits. The Management SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire or are terminated in connection with a change in control prior to the complete repayment of the ESOP loan. Management SERP benefits are determined by first: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (2) reducing that number by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between these figures by the average fair market value of the common stock over the preceding five years. Benefits under the Management SERP vest in 20% annual increments over a five-year period commencing as of the date of a participant's participation in the Management SERP. The vested portion of the Management SERP participant's benefits are payable upon the retirement of the participant upon or after the attainment of age 65 or upon termination in connection with a change in control. The Board of Directors of the Bank has designated Messrs. O'Connor and Kovac as Management SERP participants.

        Supplemental Executive Retirement Plan.    During 2002, the Bank entered into supplemental executive retirement agreements with certain executive officers, including each of the named executive officers. The supplemental agreements are intended to provide each of the executives with a supplemental benefit following their termination of employment. Under the agreements, each of the executives will receive an annual benefit for a period of 15 years following the executive's termination of employment on or after attaining age 65. The annual normal retirement benefits, subject to subsequent increases by the board of directors at its discretion, for Messrs. O'Connor, Kovac, Flanagan, Reining, and Blackburn equal $64,300, $76,500, $41,900, $53,900, and $19,300, respectively. The agreements also provide each of the executives with an annual benefit that may be reduced in the event they terminate employment or become disabled prior to attaining age 65, depending on the number of years of service they have completed with the Bank. Upon a change in control, each of the executives becomes entitled to 100% of his or her normal annual benefit. Upon an executive's death, the beneficiary of each executive becomes entitled to the benefit to which the executive would have been entitled at the time of death, unless the executive dies while in active service with the Bank. In that case, the executive's beneficiary becomes entitled to 100% of the normal benefit that would have been paid had the executive terminated employment after attaining age 65.

Compensation Committee Report on Executive Compensation

        The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee's membership and duties are described on page 4.

Compensation Policies

        Compensation Policies.    The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions toward achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its shareholders. In furtherance of these objectives, the Company and Bank maintain a compensation program for executive officers which consists of both cash and equity based compensation.

        The Compensation Committee, all of whom are independent Board members, determine the compensation for the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, generally based upon a review of their performance during the prior year and competitive data for that position. For compensation of executive officers, other than themselves, the Chief Executive Officer and the Chief Financial Officer make recommendations to the Compensation Committee for the compensation of all executive officers of the Bank. In this process, the officers are evaluated as to their performance during the year and compared to the Bank's performance and thrift industry compensation surveys for comparable positions at other thrift institutions. The Compensation Committee generally follows management's recommendations.

        The compensation package available to executive officers is composed of the following components:

  (1)
  base salary;

  (2)
  annual cash incentive awards; and

  (3)
  long term incentive compensation, including option and stock awards.

Components of Executive Compensation

        Base Salaries.    Salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized the "2003 America's Community Bankers Compensation Survey" in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in the $500 million to $1 billion asset size in the Midwest Region which includes Illinois, Indiana, Iowa, Michigan, Missouri and Wisconsin.

        Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

        Annual Cash Incentive Awards.    As discussed under "Base Salaries," cash incentive awards are intended to be consistent with comparative practices of other comparable financial institutions and each executive officer's level of responsibility, as reported in the "2003 America's Community Bankers Compensation Survey." Such awards are based on achieving performance related goals by each executive officer during the year.

        Long Term Incentive Compensation.    The Company maintains the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and the Stock Option Plan and the EFC Bancorp, Inc. 2000 Stock Option Plan

under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

        Barrett J. O'Connor—Chief Executive Officer Compensation.    The base salary of Barrett J. O'Connor as the Chief Executive Officer for fiscal year 2003 was $235,000. This salary is in line with similar-sized public thrifts in Illinois as reported by the "2003 America's Community Bankers Compensation Survey." The Compensation Committee authorized a 2003 cash incentive award to Barrett J. O'Connor in the amount of 37.0% of his 2003 base salary.

The Compensation Committee of the Board of Directors
of EFC Bancorp, Inc.

Peter A. Traeger, Chairman
James A. Alpeter
Thomas I. Anderson
Larry M. Narum

Compensation Committee Interlocks and Insider Participation

        No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

Stock Performance Graph

        The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the American Stock Exchange Index (U.S. Companies) and with the SNL All Thrifts Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on April 6, 1998, the initial day of trading of the Company's common stock.

Summary

	04/06/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
EFC Bancorp, Inc.	100.00	95.59	104.25	145.09	197.45	265.88
AMEX Market Index	100.00	124.67	123.14	117.47	112.78	153.50
MG Index For Savings and Loans	100.00	80.39	130.31	138.53	163.26	227.07

Notes:

A.
The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.
The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.
If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.

The Report of the Audit Committee, the Report of the Compensation Committee, and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in EFC Bancorp common stock during the year ended December 31, 2003, except that Messrs. Alpeter, Anderson, Brittain, Flanagan, Kovac, Narum and Reining each failed to report a transaction on a Form 4 in a timely manner due to administrative error. The following individuals who have been designated by the Company as individuals subject to Section 16(a) reporting requirements each failed to report a transaction on Form 4 in a timely manner due to administrative error: Ursula Wilson, Nancy L. Topalovich and Joseph E. Stanczak.

Transactions with Management

        The recently enacted Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by EFS Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. EFS Bank currently makes new loans and extensions of credit to EFS Bank's executive officers, directors and employees at different rates than those offered to the general public; however, EFS Bank does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features.

        The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, adjustable-rate mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers. This program is called the Employee Mortgage Rate ("EMR"). The EMR is limited to the purchase or refinance of a director's, officer's or employee's owner-occupied primary residence. Loan application fees are waived for all EMR loans. The EMR normally ceases upon termination of employment. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Set forth below is certain information with respect to the EMR loans made by the Bank to executive officers or directors of the Bank or the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 2003.

Name	Position	Date of Loan	Maturity Date of Loan	Largest Amount Outstanding Since January 1, 2003	Balance as of February 29, 2004	Interest Rate as of February 29, 2004
Alpeter, James	Director	07/25/03	08/01/33	349,000	344,780	4.00%
Alpeter, James	Director	01/02/01	02/01/31	350,649	—	5.10%
Flanagan, Leo	Chairman	07/25/03	08/01/33	246,500	244,351	4.00%
Flanagan, Leo	Chairman	07/29/02	08/01/17	248,888	—	5.10%
Gosse, Jerry	Compliance Off.	10/03/03	11/01/33	131,500	130,802	4.00%
Gosse, Jerry	Compliance Off.	04/23/02	06/01/32	130,372	—	5.25%
Kovac, James	C.O.O./President/Director	04/19/00	05/01/30	134,005	128,260	5.10%
Narum, Larry	Director	05/30/03	06/01/33	217,400	216,442	4.25%
Narum, Larry	Director	07/22/02	08/31/32	397,621	—	5.10%
O'Connor, Barrett	C.E.O./Director	06/23/03	07/01/33	475,000	470,859	4.00%
O'Connor, Barrett	C.E.O./Director	11/05/02	12/01/32	351,158	—	4.75%
Traeger, Peter	Director	11/18/02	12/01/32	408,469	398,955	4.00%
Wedeen, Eric	C.F.O./Senior Vice President	06/23/03	07/01/33	167,000	165,299	4.00%
Wedeen, Eric	C.F.O./Senior Vice President	03/26/01	04/01/31	163,033	—	5.25%

        Mr. Kerry O'Connor, brother of Mr. Barrett J. O'Connor, is a partner of Symmetry Group LLC, which received payment in the amount of $126,896 for building construction work on EFS Bank's buildings.

Governance/Nominating Committee Procedures

General

        It is the policy of the Governance/Nominating Committee of the Board of Directors of Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company's Board of Directors. The Governance/Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance/Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Governance/Nominating Committee's resources, the Governance/Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

        To submit a recommendation of a director candidate to the Governance/Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Governance/Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

  1.
  The name of the person recommended as a director candidate;

  2.
  All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

  3.
  The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

  4.
  As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

  5.
  A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

        In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the recommendation must be received by the Governance/Nominating Committee at least 120 calendar days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

        The Governance/Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement, an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

        The Governance/Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Governance/Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

        In addition, prior to nominating an existing director for re-election to the Board of Directors, the Governance/Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

        The Governance/Nominating Committee process that it follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

        Identification.    For purposes of identifying nominees for the Board of Directors, the Governance/Nominating Committee relies on personal contacts of the committee and other members of the Board of Directors as well as its knowledge of members of EFS Bank's local communities. The Governance/Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Governance/Nominating Committee has not previously used an independent search firm in identifying nominees.

        Evaluation.    In evaluating potential nominees, the Governance/Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Governance/Nominating Committee will conduct a check of the individual's background and interview the candidate.

Submission of Business Proposals and Stockholder Nominations

        The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than November 18, 2004. If next year's annual meeting is held on a date more than 30 calendar days from April 20, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

        The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

        The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made to the Chairman of the Audit Committee, Thomas I. Anderson, at (847) 741-3900. Other communications to the Board of Directors may be made to the Chairman of the Governance/Nominating Committee, James A. Alpeter, at (847) 741-3900. Communications to individual directors may be made to such director at (847) 741-3900.

Miscellaneous

        The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of EFC Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

        The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 8, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

        A copy of the Company's Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 8, 2004 upon written request to Jerry L. Gosse, EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123.

        If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

        Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ URSULA WILSON
Ursula Wilson Corporate Secretary
Elgin, Illinois March 19, 2004

Appendix A

EFC Bancorp, Inc.
Audit Committee Charter

I.    PURPOSE

        There shall be a committee of the Board of Directors to be known as the Audit Committee ("Committee"). The primary functions of the Committee are to oversee the financial reporting processes and audits of the financial statements of the Company, performing risk assessment, assessing processes relating to the Company's internal control environment, evaluating the internal and independent audit process, monitoring the independence and performance of the Company's independent and internal auditors and ensuring controls are in place to help the Board oversee compliance with significant applicable legal, ethical and regulatory requirements. The Committee will also facilitate communication among the independent/internal auditors, management and the Board of Directors.

II.    COMPOSITION AND MEETINGS

        The Committee shall be comprised of at least three directors who are independent in accordance with the listing standards of the American Stock Exchange and any other applicable laws, rules and regulations governing independence, as determined by the Board. Members of the Committee and the Committee Chair shall be appointed by the Board on the recommendation of the Committee.

        The members of the Committee shall be appointed by the full Board at the annual organizational meeting. All members of the Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cashflow statement, and at least one member of the Committee shall be "financially sophisticated," in that such person shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in this individual's financial sophistication, including being or having been a CEO, CFO or other senior officer with financial oversight responsibilities. The Committee shall meet four times annually or more frequently as circumstances dictate. At least a majority of the Committee shall be present for action to be taken.

        An agenda, consistent with this Charter, shall be prepared by the Chairman of the Committee for each scheduled meeting. The Committee, if deemed necessary, will meet privately in executive session at least annually with management, internal and independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee, with input from management will develop an agenda and procedures for review of the Company's quarterly data, its year end audit, the procedures results of the internal audit and the review of the independence of its accountants. The Committee will review and reassess the adequacy of the Charter at least annually. This Charter will be submitted to the Board of Directors for approval and have the document published in the Company's Proxy Statement at least every three years in accordance with the Securities and Exchange Commission regulations.

III.    RESPONSIBILITIES AND DUTIES

        The Committee shall report periodically, as deemed necessary, but at least semi-annually to the full Board. The Committee shall have responsibilities relating to the following areas:

  •
  Internal Audit
  The internal audit function shall be responsible to the Board through the Committee. The Committee shall review the internal audit plan. The Committee shall meet as necessary, but at least annually, to review the status of the internal audit activities, any significant findings and recommendations and management's response.

  •
  Financial Reporting/Control Environment
  The Committee shall ensure that the accountants review the interim financial information contained in any report filed with the Securities and Exchange Commission prior to the time they are filed. The Committee shall also review the Company's quarterly financial results prior to the filing of Form 10-Q. This review will consist of a teleconference with the Chairman of the Committee, Chief Financial Officer and a representative of the independent auditors. Review will include discussion of significant issues regarding accounting principles, practices, and judgments. Discuss compliance with internal control policies and procedures, review any internal and independent auditor control observations and recommendations.

  •
  Independent Auditors
  The Committee shall be responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management of the Company and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge when circumstances warrant. In addition, annually, the Committee shall approve the fees and other significant compensation to be paid to the independent auditors. The Committee shall ensure the receipt from the independent auditors of a formal written statement delineating all relationships between the Company and the independent auditor, consistent with Independent Standards Board 1. The Committee shall be responsible for actively engaging in a dialogue with the independent auditors regarding any disclosed relationships or services that may impair the objectivity and independence of the independent auditor, and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee will review the independent auditors audit plan, discuss scope, staffing, and reliance upon management and other employees. Prior to the filing of the Company's annual report on Form 10-K, the Committee will discuss the results of the audit with the independent auditors and certain matters required to be communicated to audit committees in accordance with AICPA SAS 61. The Committee will review any important recommendations on financial reporting, controls, other matters and management's response.

  •
  Other Audit Committee Responsibilities
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual Proxy Statement. The Committee will perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate. The Committee will maintain minutes of meetings and periodically report to the Board of Directors on significant issues. The Committee shall review the results of examinations by regulatory authorities and management's response to such examinations. The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties, as well as determine the compensation for such advisers. The Committee shall have in place procedures for 1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and 2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    The Committee shall ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation and approve all non-audit services provided by the current independent auditor that are not otherwise disallowed. The Committee shall approve all related-party transactions. The Committee shall determine appropriate funding for the payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

        In carrying out their responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the directors that the accounting practices of the Company are in accordance with all requirements and are of the highest quality.

        While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

Appendix B

Governance and Nominating Committee Charter

1.     Members.

  The members of the Governance and Nominating Committee shall meet the independence requirements of the American Stock Exchange listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board. Members of the Committee and the Committee Chair shall be appointed by the Board on the recommendation of the Committee.

2.     Purposes, Duties, and Responsibilities.

  The Committee helps ensure that the board governance system performs well, with specific responsibility for making recommendations to the board on board organization and procedures, performance evaluation of the board and individual directors, and nomination of directors. This committee works closely with the CEO and the chairman of the board.

  Duties:

  a.
  Review with the board on an annual basis the appropriate skills and characteristics required on the Board by the context of the strategic direction of the company.

  b.
  Manage the process whereby the full Board annually assesses its performance, and then report the results of this evaluation to the Board along with any recommendations for improvements.

  c.
  Conduct an annual review of the Committee's performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

  d.
  Manage the process whereby the current Board members are evaluated individually by the Board at the time they are considered for re-nomination, and provide advice to individual Board members based on these evaluations.

  e.
  Upon receiving the resignation letter required from any director who makes a principal occupation change (including retirement), and after considering advice from the Chairman of the Board and the CEO, recommend to the full Board whether to accept the resignation.

  f.
  As the need arises to fill vacancies, actively seek individuals qualified to become Board members for recommendation to the Board.

  g.
  Recommend for Board approval a definition of what constitutes an independent director. The definition should be in compliance with relevant standards by regulators and listing bodies.

  h.
  Investigate any potential conflict of interest by a director as assigned to it by the Board.

  i.
  Recommend to the Board the existing Board members to be re-nominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the individual evaluations of the directors, and the wishes of existing Board members to be re-nominated.

  j.
  Review with the Board on an annual basis the appropriate skills and characteristics required of new Board members, which shall reflect at a minimum all applicable laws, rules, regulations and listing standards.

  k.
  Solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources. Decide whether the assistance of a search firm is needed, and, if so, chose the firm. This committee shall have the sole authority to retain and

B-1

    terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

  l.
  Consider unsolicited nominations for Board membership in accordance with guidelines developed by the Committee.

  m.
  After a review of Board candidates and after considering the advice of the chairman of the Board and the CEO, designate which candidates are to be interviewed. Candidates at a minimum are interviewed by the chairman of the governance and nominating committee, the chairman of the Board, and the CEO, but may be interviewed by other directors.

  n.
  After the interviews, recommend for Board approval any new directors to be nominated. Prior to the final vote of the Board on the nomination of a new director, arrange for the selected candidate to meet all existing directors not yet met.

  o.
  Monitor the orientation and continuing education programs for new directors and consult with them on their progress.

  p.
  Recommend committee assignments, including committee chairmanships, to the full Board for approval. This is done after receiving advice from the chairman of the Board and the CEO and with consideration of the desires of individual Board members.

  q.
  Review annually the corporate governance guidelines and committee charters and recommend to the Board any needed changes.

  r.
  Review and assess the adequacy of the Company's Code of Ethics and Business Conduct and other internal policies and guidelines and monitor that the principles described therein are being incorporated into the Company's culture and business practices.

  s.
  Regularly report to the Board on the Committee's activities.

  t.
  Keep abreast of the developments in the corporate governance field that might affect the company.

  u.
  Jointly with the Compensation Committee, recommend to the Board the compensation to be paid to directors, including the chairman of the Board.

  v.
  If a separate chairman of the Board or a lead director has not been selected, then the Governance and Nominating Committee has two additional duties:

  i.
  Work with the chairman of the Compensation Committee on issues of management objectives, CEO evaluation, and management development and succession.

  ii.
  Work with the CEO to establish an annual schedule of agenda items and present this proposed schedule to the Board for approval at its first meeting of the year. The chairman of the Governance and Nominating Committee meets with the CEO as needed during the year to discuss a specific agenda for each Board meeting

  This committee has the power to delegate aspects of its work to subcommittees, with Board approval. Furthermore, the Board may allocate any of the responsibilities of this committee to a separate committee, provided that the committee is composed of independent directors. Any such committee must have a published committee charter.

APPROVED:        February 17, 2004

B-2

EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

April 20, 2004
2:00 p.m. Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the official proxy committee of the Board of Directors of EFC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 20, 2004, at 2:00 p.m. Central time, at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

  1.
  The election as directors of all nominees listed (except as marked to the contrary below).

James J. Kovac
Randolph W. Brittain and Eric J. Fernandez

FOR ☐	VOTE WITHHELD ☐	FOR ALL EXCEPT ☐

    INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

  2.
  The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

        The Board of Directors Recommends that you vote "FOR" both of the listed proposals.

        This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date	Signature of Shareholder
Date	Signature of Shareholder

        The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 19, 2004 and of the Annual Report to Shareholders.

March 19, 2004

Dear ESOP Participant:

        On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 20, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As of the Record Date, March 8, 2004, the ESOP Trust held 570,719 shares of Company common stock, 211,129 shares of which have been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

        In order to direct the voting of shares of Company common stock allocated to your account under the ESOP, please complete and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 13, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or EFS Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

Sincerely,

/s/ LEO M. FLANAGAN, JR.
Leo M. Flanagan, Jr. Chairman of the Board of Directors

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares allocated to me of EFC Bancorp, Inc. (the "Company") common stock under the EFS Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2004.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR ☐	VOTE WITHHELD ☐	FOR ALL EXCEPT ☐
James J. Kovac	Randolph W. Brittain	Eric J. Fernandez
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        The ESOP Trustee is hereby authorized to vote all shares of Company common stock to me in the ESOP in its trust capacity as indicated above.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 13, 2004.

March 19, 2004

Dear 401(k) Plan Participant:

        On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to HSBC Bank USA (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 20, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of March 8, 2004, the record date for the 2004 Annual Meeting of Shareholders. The Employer Stock Fund Trustee will vote all shares for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the voting instructions the Employer Stock Fund Trustee receives from 401(k) Plan participants.

        In order to direct the voting of your shares of Company common stock held in the Employer Stock Fund, you must complete and sign the enclosed vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope no later than April 13, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or EFS Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

Sincerely,

/s/ LEO M. FLANAGAN, JR.
Leo M. Flanagan, Jr. Chairman of the Board of Directors

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that HSBC Bank USA, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares credited to me of EFC Bancorp, Inc. common stock under the Elgin Financial Center, SB 401(k) Employee Benefit Plan and Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2004.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR ☐	VOTE WITHHELD ☐	FOR ALL EXCEPT ☐
James J. Kovac	Randolph W. Brittain	Eric J. Fernandez
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        The Employer Stock Fund Trustee is hereby authorized to vote all shares of Company common stock credited to me in the 401(k) Plan in its trust capacity as indicated above.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 13, 2004.

March 19, 2004

Dear Stock Award Recipient:

        On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Shareholders of EFC Bancorp, Inc. (the "Company") on April 20, 2004.    Also enclosed is a Notice of Proxy Statement for the Company's Annual Meeting of Shareholders and the EFC Bancorp, Inc. Annual Report to Shareholders.

        As a recipient of a Stock Award under the EFC Bancorp, Inc. Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that were unvested as of March 8, 2004 (the "Record Date"). The Incentive Plan Trustee will vote these unvested shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award recipients.

        In order to direct the voting of the unvested shares awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the postage-paid envelope no later than April 13, 2004.

Sincerely,

/s/ LEO M. FLANAGAN, JR.
Leo M. Flanagan, Jr. Chairman of the Board of Directors

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all unvested shares awarded to me of EFC Bancorp, Inc. common stock under the Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2004.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).

FOR ☐	VOTE WITHHELD ☐	FOR ALL EXCEPT ☐
James J. Kovac	Randolph W. Brittain	Eric J. Fernandez
INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2004.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me in the Incentive Plan in its trust capacity as indicated above.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 13, 2004.

EFC BANCORP, INC.

ADMISSION TICKET

EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

Tuesday, April 20, 2004
2:00 p.m., Central time
Best Western Plaza Hotel & Convention Center
345 West River Road
Elgin, Illinois

        If you plan to attend the meeting, please bring this Admission Ticket to the meeting with you.

QuickLinks

General Information about Voting
Corporate Governance
Stock Ownership
Proposal 1—Election of Directors
Directors Continuing in Office
Named Executive Officers Who Are Not Also Directors
Proposal 2—Ratification of Independent Auditors
Executive Compensation
Compensation Committee Report on Executive Compensation
Stock Performance Graph
Other Information Relating to Directors and Executive Officers
Governance/Nominating Committee Procedures
Submission of Business Proposals and Stockholder Nominations
Stockholder Communications
Miscellaneous
EFC Bancorp, Inc . Audit Committee Charter